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                                                                  EXHIBIT 10(ax)

                   FORM OF AMENDMENT NO. 3 TO CREDIT AGREEMENT

          AMENDMENT dated as of November __, 2001, amending the $500,000,000 5-Year Credit Agreement dated as of January 26, 2000, as heretofore amended (the "Credit Agreement"), among DELHAIZE AMERICA, INC. (the "Borrower"), the LENDERS party hereto (the "Lenders") and JPMORGAN CHASE BANK (successor by merger to Morgan Guaranty Trust Company of New York), as Administrative Agent (the "Administrative Agent").

                                   WITNESSETH:

          WHEREAS, Boney Wilson & Sons, Inc., a North Carolina corporation, FL Food Lion, Inc., a Florida corporation, Hannaford Procurement Corp., a Maine corporation, Hannbro Company, a Maine corporation, Martin's Foods of South Burlington, Inc., a Vermont corporation, Risk Management Services, Inc., a North Carolina corporation and Shop `n Save-Mass., Inc., a Massachusetts corporation are each wholly-owned direct or indirect subsidiaries of the Borrower; and

          WHEREAS, the parties hereto desire to amend the Credit Agreement, as set forth herein;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "Morgan Guaranty Trust Company of New York" and each reference to "Morgan" contained in the Credit Agreement and the other Loan Documents shall from and after the date hereof be deemed to be a reference to JPMorgan Chase Bank. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

          SECTION 2. Additional Definitions. The following definitions are added in alphabetical order in Section 1.01 of the Credit Agreement (and, where appropriate, amend and restate any prior definition in its entirety):

         "Additional Guaranty" means the guaranty agreement among the Additional Guarantors and the Administrative Agent for the benefit of the

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     Lenders, substantially in the form of Exhibit A to Amendment No. 3 to this
     Agreement, as amended from time to time.

          "Additional Guarantors" means Boney Wilson & Sons, Inc., a North Carolina corporation, FL Food Lion, Inc., a Florida corporation, Hannaford Procurement Corp., a Maine corporation, Hannbro Company, a Maine corporation, Martin's Foods of South Burlington, Inc., a Vermont corporation, Risk Management Services, Inc., a North Carolina corporation and Shop `n Save-Mass., Inc., a Massachusetts corporation.

          "Loan Documents" means this Agreement, the Food Lion Guaranty, the Kash n' Karry Guaranty, the Hannaford Guaranty and the Additional Guaranty.

          "Subsidiary Guarantees" means any of the Food Lion Guaranty, the Kash n' Karry Guaranty, the Hannaford Guaranty or the Additional Guaranty.

          "Subsidiary Guarantors" means any of Food Lion, Kash n' Karry, Target, or any of the Additional Guarantors.

          SECTION 3. Amended Subsidiary Debt Covenant. (a) Section 6.02(b)(6) of the Credit Agreement is amended by deleting the word "and" at the end thereof.

          (b) Section 6.02(b)(7) of the Credit Agreement is renamed Section 6.02(b)(8).

          (c) The following new Section 6.02(b)(7) of the Credit Agreement is inserted immediately following Section 6.02(b)(6) thereof, to read in its entirety as follows:

               "(7) Indebtedness of each Additional Guarantor under the Additional Guaranty and Indebtedness of each Additional Guarantor constituting a Guaranty of the Borrower's senior unsecured $600,000,000 7.375% Notes due 2006, $1,100,000,000 8.125% Notes due
          2011 and $900,000,000 9% Debentures due 2031; and"

          SECTION 4. Amended Notices. Section 9.01(a) of the Credit Agreement is amended to read in its entirety as follows:

          "(a) if to the Borrower or to any Subsidiary Guarantor, to it at 2110 Executive Drive, Salisbury, North Carolina 28145-1330, Attention of Richard James, Treasurer/Director of Finance (Telecopy No. 704-636-5024);"

          SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

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          (a) no Default or Event of Default has occurred and is continuing; and

          (b) each representation and warranty of the Borrower and each Subsidiary Guarantor set forth in the Loan Documents after giving effect to this Amendment is true and correct as though made on and as of such date, except for any such representation and warranty made as of a specific date, which are true and correct as of such specific date.

          SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 7. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

          (a) receipt by the Administrative Agent of duly executed counterparts hereof signed by the Borrower and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) receipt by the Administrative Agent of duly executed counterparts of the Additional Guaranty (as defined in the Credit Agreement as amended hereby) substantially in the form set forth on Exhibit A hereto;

          (c) receipt by the Administrative Agent of an opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. in form and substance reasonably satisfactory to the Administrative Agent; and

          (d) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower and each Additional Guarantor (as defined in the Credit Agreement as amended hereby), the corporate authority for and the validity of the Credit Agreement as amended hereby and the Additional Guaranty referred to above, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

          The Administrative Agent shall promptly notify the Borrower and the Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

                                        3

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                   DELHAIZE AMERICA, INC.


                                   By:

                                          Name:
                                          Title:


                                   JPMORGAN CHASE BANK, individually and as Administrative Agent


                                   By:

                                          Name:
                                          Title:

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                                   CITIBANK, N.A.


                                   By:

                                          Name:
                                          Title:


                                   BANK OF AMERICA, N.A.


                                   By:

                                          Name:
                                          Title:


                                   WACHOVIA BANK, N.A.


                                   By:

                                          Name:
                                          Title:



                                   BBL INTERNATIONAL (U.K.) LIMITED


                                   By:

                                          Name:
                                          Title:



                                   BNP PARIBAS (HOUSTON)


                                   By:

                                          Name:
                                          Title:

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                                   DEUTSCHE BANK, AG, BRUSSELS BRANCH



                                   By:

                                          Name:
                                          Title:



                                   FORTIS (USA) FINANCE LLC



                                   By:

                                          Name:
                                          Title:



                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   INTERNATIONAL", NEW YORK BRANCH


                                   By:

                                          Name:
                                          Title:


                                   By:

                                          Name:
                                          Title:


                                   THE BANK OF NEW YORK


                                   By:

                                          Name:
                                          Title:

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                                   CREDIT AGRICOLE INDOSUEZ

                                   By:

                                          Name:
                                          Title:

                                   By:

                                          Name:
                                          Title:


                                   FIRST UNION NATIONAL BANK

                                   By:

                                          Name:
                                          Title:

                                   SUNTRUST BANK, ATLANTA

                                   By:

                                          Name:
                                          Title:

                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                   By:

                                          Name:
                                          Title:

                                   COBANK, ACB

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                                   By:

                                          Name:
                                          Title:

                                   THE DAI-ICHI KANGYO BANK, LTD.

                                   By:

                                          Name:
                                          Title:

                                   THE FUJI BANK, LIMITED

                                   By:

                                          Name:
                                          Title:

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                   By:

                                          Name:
                                          Title:

                                   BNP PARIBAS (BRUSSELS)

                                   By:

                                          Name:
                                          Title:

                                   BRANCH BANKING & TRUST COMPANY

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                                   By:

                                          Name:
                                          Title:

                                   CREDIT COMMERCIALE DE FRANCE S.A.

                                   By:

                                          Name:
                                          Title:

                                   DEXIA BANK S.A


                                   By:

                                          Name:
                                          Title:

                                   FLEET NATIONAL BANK

                                   By:

                                          Name:
                                          Title:

                                   UNION BANK OF CALIFORNIA, NA

                                   By:

                                          Name:
                                          Title:

                                   CIBC INC.

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                                   By:

                                          Name:
                                          Title:

                                   BANCA DI ROMA -- NEW YORK BRANCH

                                   By:

                                          Name:
                                          Title:

                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By:

                                          Name:
                                          Title:


Acknowledged and Agreed to by:

FOOD LION, LLC

By:

       Name:
       Title:

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KASH N' KARRY FOOD STORES, INC.


By:

       Name:
       Title:



HANNAFORD BROS. CO.


By:

       Name:
       Title: